Exhibit (c)(7)

Exhibit 2

CONFIDENTIAL & PRELIMINARY

Project Space

Discussion Materials

7	April 2011

Project Space

CONFIDENTIAL & PRELIMINARY

Table of Contents

Section 1 Earth Trading Performance

Section 2 Preliminary Valuation Analysis

Section 3 Potential Partners

Appendix A Supplemental Materials

CONFIDENTIAL & PRELIMINARY

Project Space

Disclaimer

We have prepared this document solely for informational purposes. You should not definitively rely upon it or use it to form the definitive basis for any decision, contract, commitment or action whatsoever, with respect to any proposed transaction or otherwise. You and your directors, officers, employees, agents and affiliates must hold this document and any oral information provided in connection with this document in strict confidence and may not communicate, reproduce, distribute or disclose it to any other person, or refer to it publicly, in whole or in part at any time except with our prior written consent. If you are not the intended recipient of this document, please delete and destroy all copies immediately.

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CONFIDENTIAL & PRELIMINARY

Project Space

Section 1

Earth Trading Performance

Project Space

I/B/E/S Consensus NTM EBITDA

LTM; 30-Day Rolling Average

Earth Average Share Price

Prem / (Disc)

Period Avg. Price to Current

3	months $15.31 (6.5%)
6	months $14.15 (13.6%)

9 months $13.29 (18.8%)

12 months $13.62 (16.8%)

52-Week Low $9.95 (39.2%)

52-Week High $16.90 3.2%

CONFIDENTIAL & PRELIMINARY

EARTH TRADING PERFORMANCE

Earth Share Price Performance

Since August 2009 IPO

Share Price Performance $ / share

Note

1. As of April 4, 2011

Project Space

CONFIDENTIAL & PRELIMINARY

Price Performance (1)

Since IPO 12-Month 6-Month 1-Month

Earth 5.6% (0.1%) 38.5% 4.0%

HCIT(2) 38.2% 16.4% 15.5% 3.9%

PBM(3) 35.8% 0.4% 14.8% (4.7%)

Payment 43.9% 7.8% 16.9% 3.1%

(4)

Processors

S&P 500 34.0% 12.2% 17.2% 0.9%

EARTH TRADING PERFORMANCE

Historical Share Price Performance

Since IPO

Indexed Share Price Performance (1)

Since IPO

Notes

1. Market data as of 4/4/2011

2. HCIT index includes Cerner, Allscripts, Quality Systems and MedAssets

3. PBM index includes Express Scripts and Medco

4. Payment processors index includes Visa, Mastercard, ADP and Solera Holdings

CONFIDENTIAL & PRELIMINARY

Project Space

EARTH TRADING PERFORMANCE

Historical Trading Multiples

NTM AV/EBITDA (1) 30-Day Rolling Average: Last Five Years (2)

HCIT Peers Historical Averages

	Current	1 Year	2 Years	5 Years
Earth	9.4x	8.6x	9.1x	9.1x
CERN	11.9x	10.5x	10.0x	9.3x
MDRX	11.3x	13.7x	14.4x	15.9x
QSII	15.7x	13.8x	14.0x	13.2x
MDAS	8.9x	10.1x	10.9x	11.1x

PBM Peers Historical Averages

	Current	1 Year	2 Years	5 Years
Earth	9.4x	8.6x	9.1x	9.1x
ESRX	10.2x	10.5x	10.2x	11.3x
MHS	8.7x	8.8x	9.1x	10.0x

Payment Processors Hist. Avg.

	Current	1 Year	2 Years	5 Years
Earth	9.4x	8.6x	9.1x	9.1x
V	7.3x	8.7x	9.9x	10.9x
MA	7.5x	7.2x	7.4x	10.2x
ADP	10.6x	9.4x	9.1x	9.7x
SLH	12.6x	12.1x	11.0x	11.1x

Earth Hist. Multiple Distribution


(%)
45
30
15
0
25.3
17.1
40.9
16.6
7.0x -8.0x
8.0x -9.0x
9.0x -10.0x
>10.0x

HCIT Peers


(x)
35
30
25
20
15
10
5
0
4/4/06
9/29/06
3/28/07
9/24/07
3/20/08
9/16/08
3/13/09
9/9/09
3/8/10
9/2/10
4/4/11
15.7x
11.9x
11.3x
9.4x
8.9x
Earth
Cerner
Allscripts
Quality Systems
MedAssets

PBM Peers


(x)
18
16
14
12
10
8
6
4/4/06
9/29/06
3/28/07
9/24/07
3/20/08
9/16/08
3/13/09
9/9/09
3/8/10
9/2/10
4/4/11
10.2x
9.4x
8.7x
Earth
Express Scripts
Medco

Payment Processors Peers


(x)
22
19
16
13
10
7
4
4/4/06
9/29/06
3/28/07
9/24/07
3/20/08
9/16/08
3/13/09
9/9/09
3/8/10
9/2/10
4/4/11
12.6x
10.6x
9.4x
7.5x
7.3x
Earth
Visa
Mastercard
ADP
Solera Holdings

Notes
1. Per FactSet and I/B/E/S Consensus
2. Market data as of April 4, 2011

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CONFIDENTIAL & PRELIMINARY

Project Space

EARTH TRADING PERFORMANCE

Valuation Correlation to Growth

Earth vs. Comparables Universe

- Earth trades in line with its Healthcare IT peers on a growth adjusted basis
  - Closest correlation is to EBITDA growth
- Growth implied Agg. Value / 2011E EBITDA:
  - Revenue growth: 8.7x
  - EBITDA growth: 10.5x
- Implied 2011 P/E:
  - EPS growth: 19.1x

Key

Ticker	Company Name
AH	Accretive Health
ATHN	AthenaHealth
CERN	Cerner
CPSI	Computer Programs and Systems
HMSY	HMS Holdings
MDAS	MedAssets
MDRX	Allscripts
QSII	Quality Systems

Aggregate Value / EBITDA's Correlation with Revenue Growth (1)


AV / 2011E EBITDA
x
40
30
20
10
0
R^2 = 0.76
AH
ATHN
HMSY
CPSI
QSII
MDRX
CERN
MDAS
Earth
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
2011E – 2013E Revenue Growth

Aggregate Value / EBITDA's Correlation with EBITDA Growth (1)


AV / 2011E EBITDA
x
40
30
20
10
0
R^2 = 0.92
AH
ATHN
HMSY
CPSI
QSII
CERN
MDAS
Earth
MDRX
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
2011E – 2013E EBITDA Growth

Price / Earnings' Correlation with EPS Growth (1)


P / 2011E EPS
x
70
60
50
40
30
20
10
R^2 = 0.83
AH
ATHN
HMSY
QSII
CERN
MDRX
MDAS
Earth
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
Long Term EPS Growth
Earth
Earth Fit To Regression
HCIT Peers

Note
1. Current market data as of 4/4/2011; Regression lines exclude Earth

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Project Space

Section 2

Preliminary Valuation Analysis

Project Space

2011 Management Guidance

• Revenue

– $1.105—$1.135 Bn

• Adjusted EBITDA – $300—$310MM

• Adjusted EPS

– $1.00—$1.06 per share

CONFIDENTIAL & PRELIMINARY

PRELIMINARY VALUATION ANALYSIS

Summary of Earth Financial Projections

Based on Wall Street Research (1)

Revenue

Adjusted Earnings Per Share (3)

Adjusted EBITDA (2)

Levered Free Cash Flow

Notes

1. As of April 4, 2011

2. Adjusted for stock based compensation

3. Adjustments include: non-cash interest expense, transaction related amortization and stock based compensation

Project Space

CONFIDENTIAL & PRELIMINARY

PRELIMINARY VALUATION ANALYSIS

Review of Mars Proposals

Review of Proposals

$MM, except per share amounts

	Metric	Offer Date 3/22/2011	Offer Date 4/1/2011			
Offer Price		**$18.50**	**$19.25**	**$20.00**	**$22.00**	**$24.00**
% increase from 3/22/2011			*4%*	*8%*	*19%*	*30%*
Equity Value		2,163	2,255	2,347	2,593	2,838
Aggregate Value		**$3,053**	**$3,145**	**$3,237**	**$3,483**	**$3,728**
1-Day Premium		19%	19%	22%	34%	47%
30-Day Premium		19%	23%	28%	41%	53%
$ Value Premium		$353	$325	$426	$664	$902
% of PV of Synergies [1]		61%	56%	74%	115%	156%
2010A EBITDA Multiple	$268	11.4x	11.7x	12.1x	13.0x	13.9x
2011E EBITDA Multiple	$304	10.0x	10.3x	10.6x	11.4x	12.2x
Mars GAAP Accretion / Dilution with $100MM Run Rate Synergies [1,2]						
2011		1.6%	1.2%	0.9%	(0.0%)	(0.9%)
2012		4.5%	4.2%	3.9%	3.1%	2.3%
Mars Cash Accretion / Dilution with $100MM Run Rate Synergies [1,3]						
2011		8.6%	8.4%	8.2%	7.7%	7.2%
2012		11.1%	10.8%	10.6%	10.2%	9.7%
Mars ROIC with $100MM Run Rate Synergies [1,4]						
2011		5.4%	5.3%	5.1%	4.8%	4.5%
2012		6.8%	6.6%	6.4%	5.9%	5.6%

Notes

1. Run rate synergies per management guidance. Synergies discounted at 9% WACC and assumes 50% of run rate synergies in Year 1, 100% of run rate synergies in Year 2 and 0% PGR, and cost to achieve synergies equal to 100% of run rate synergies. Assumes $100MM of run rate synergies (PV of $577MM)
2. Includes impact of transaction amortization, stock-based compensation and non-cash interest expense
3. Excludes the impact of transaction amortization, stock-based compensation and non-cash interest expense
4. ROIC = [(EBITA + Phased in Synergies)*(1-Tax Rate)] / (Transaction Aggregate Value + Cost to Achieve Synergies)

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Project Space

PRELIMINARY VALUATION ANALYSIS

Preliminary Valuation Summary

As of April 4, 2011

PV of Synergies (10)

$MM, except per share amounts

	Total	Per Share
$75MM Run Rate	$433	$3.73
$100MM Run Rate	$577	$4.97
$125MM Run Rate	$721	$6.21

■ Street Case

Preliminary Valuation Summary (1,2,3)

$ per share

Methodology	Metric
LTM Trading Range:	
- (High on 04/26/10; Low on 09/09/10)	
① **Analyst Price Targets (4):**	
Future Value	$11 - $21
Present Value	$10 - $19
② **Public Market Trading Multiples (5,6):**	
2011 AV / EBITDA Trading Multiple (8.0x - 10.0x)	$304MM
2011 Growth Adj. EBITDA Trading Multiple (0.85x - 1.10x)	$304MM / 8.3%
2011 P / E Trading Multiple (14.0x - 20.0x)	$1.03
2011 P / E / G Trading Multiple (0.8x - 1.1x)	$1.03 / 15.0%
③ **Precedent Transactions (7):**	
HCIT $1Bn+ Deals: 10.0x - 12.5x NTM EBITDA	$311MM
Processing $1Bn+ Deals: 8.0x - 12.0x NTM EBITDA	$311MM
30% - 50% Premium to Current Stock Price	$16.37
④ **Illustrative LBO Analysis (8):**	
- 17.5% - 25.0% IRR	
- 6.5x LTM Leverage and Exit at Entry Multiple	
⑤ **Discounted Cash Flow Analysis (8):**	
- 8.0x - 10.0x Terminal EBITDA; 8.5% - 9.5% WACC	
⑥ **Discounted Equity Value Analysis (9):**	
Base Case (8.0x - 10.0x NTM EBITDA)	
Dividend Recap Case (8.0x - 10.0x NTM EBITDA)	


Current Stock Price
$16.37
Current Offer Price
$19.25
10 17
FV Median: $16
11 21
10 19
PV Median: $15
13 18
11 16
14 21
12 17
19 26
14 24
21 25
14 18
17 23
15 21
15 21
0
10
20
30
40

Notes

1. All per share values based on dilution of options and warrants under the treasury stock method at each price assuming 115.75MM of basic Class A and Class B shares
2. Assumes minority interest accounted for by including Class B shares in basic shares calculation
3. EBITDA = "Adjusted EBITDA" which excludes stock-based compensation; EPS = "Adjusted EPS" which excludes non-cash interest expense, deal related amortization and stock- based compensation
4. Per Factset Analyst Price Targets, Present Value discounted back for an illustrative 12 months assuming 10.2% cost of equity
5. Street case based on median I/B/E/S consensus; based on a net debt at 12/31/2010 of $890MM
6. Growth Adjusted EBITDA = 2011 EBITDA ($304MM) * 2011-2013 EBITDA CAGR * 100 (8.3x)
7. 3/31/2011 NTM EBITDA calculated as 75% of 2011 and 25% of 2012 EBITDA; estimated net debt as of 3/31/2011 of $859MM
8. Valuation as of 6/30/2011; estimated net debt as of 6/30/2011 of $829MM
9. Discounted to 3/31/11 assuming a 10.2% cost of equity. Recap case assumes re-financing of all existing debt and new debt of $1.4Bn (based on 5.0x LTM EBITDA of $277MM at 3/31/2011)
10. Run rate synergies per management guidance. Synergies discounted at 9% WACC and assumes 50% of run rate synergies in Year 1, 100% of run rate synergies in Year 2 and 0% PGR, and cost to achieve synergies equal to 100% of run rate synergies. Per share synergies based on current FDSO

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Project Space

“Adjusted EBITDA” Estimates

$MM

“Adjusted EPS” Estimates $ / share

Maximum Estimate Median Estimate Minimum Estimate

CONFIDENTIAL & PRELIMINARY

PRELIMINARY VALUATION ANALYSIS

1	Equity Research is Neutral to Positive on Earth

Summary Analyst Ratings

15 Analysts

Source Factset

Summary of Investment Considerations

Summary Analyst Price Targets

11 Analysts (Median of $16.00)

Source Factset

Positives

•Competitive advantage from unique breadth and depth of network

•Long-standing customer relationships

•Strong free cash flow

•Acquisitions represent potential upside

Concerns

Organic growth remains challenging

Continued low levels of healthcare utilization

Increased competition for potential assets may limit growth opportunities

Acquisition integration

Note

1. As of April 4, 2011

CONFIDENTIAL & PRELIMINARY

Project Space

PRELIMINARY VALUATION ANALYSIS

② Comparable Company Analysis

Comparable Company Trading Analysis (1)(2)

$ MM, except per share figures

Company	Share Price as of 4/4/11	Equity Value (Lcl MM)	Aggregate Value (Lcl MM)	AV/Revenue CY2011E (x)	AV/Revenue CY2012E (x)	Rev. Growth '11-'13 (%)	AV/EBITDA CY2011E (x)	AV/EBITDA CY2012E (x)	EBITDA Growth '11-'13 (%)	AV / Growth-Adj. EBITDA CY2011E (x)	Price/EPS CY2011E (x)	Price/EPS CY2012E (x)	EPS LTG (%)	P/E/G '11 (%)
Earth	16.37	1,902	2,791	2.5x	2.3x	5.7%	9.2x	8.5x	8.3%	1.10x	15.9x	14.1x	15.0%	1.06x
Revenue Cycle														
Accretive Health Inc.	27.08	2,854	2,698	3.2x	2.5x	27.9%	35.4x	22.3x	48.5%	0.73x	61.3x	38.9x	34.0%	1.80x
HMS Holdings Corp.	83.75	2,462	2,368	6.3x	5.2x	23.0%	21.8x	18.0x	20.0%	1.09x	46.6x	37.3x	24.4%	1.91x
MedAssets Inc.	15.42	936	1,906	3.2x	2.9x	11.5%	9.8x	8.7x	11.6%	0.84x	15.8x	13.6x	19.6%	0.81x
athenahealth Inc.	45.00	1,622	1,516	4.9x	3.8x	25.6%	25.1x	18.9x	29.6%	0.85x	58.0x	42.1x	33.6%	1.73x
Mean				4.4x	3.6x	22.0%	23.0x	17.0x	27.4%	0.88x	45.4x	33.0x	27.9%	1.56x
Median				4.0x	3.4x	24.3%	23.4x	18.5x	24.8%	0.85x	52.3x	38.1x	29.0%	1.76x
Clincial														
Cerner Corp.	113.63	10,096	9,618	4.6x	4.1x	12.3%	14.3x	12.3x	15.6%	0.92x	31.8x	26.6x	20.0%	1.59x
Allscripts Healthcare Solutions Inc.	21.98	4,094	4,423	3.1x	2.8x	11.1%	12.0x	10.4x	14.9%	0.80x	24.5x	20.7x	18.0%	1.36x
Quality Systems Inc.	86.57	2,627	2,509	6.2x	5.3x	12.1%	18.8x	15.3x	17.8%	1.06x	33.5x	26.8x	18.0%	1.86x
Computer Programs & Systems Inc.	64.79	710	694	4.0x	3.6x	10.5%	18.3x	15.2x	17.6%	1.04x	30.7x	25.6x	NM	NM
Mean				4.5x	3.9x	11.5%	15.8x	13.3x	16.5%	0.95x	30.1x	24.9x	18.7%	1.60x
Median				4.3x	3.8x	11.6%	16.3x	13.7x	16.6%	0.98x	31.3x	26.1x	18.0%	1.59x
PBM														
Express Scripts Inc.	56.91	30,375	32,345	0.7x	0.7x	2.1%	11.0x	9.5x	13.2%	0.83x	17.7x	14.6x	20.0%	0.88x
Medco Health Solutions Inc.	56.92	23,426	27,544	0.4x	0.4x	1.5%	8.7x	7.7x	9.9%	0.88x	14.0x	11.5x	18.0%	0.78x
Mean				0.5x	0.5x	1.8%	9.9x	8.6x	11.5%	0.86x	15.8x	13.0x	19.0%	0.83x
Median				0.5x	0.5x	1.8%	9.9x	8.6x	11.5%	0.86x	15.8x	13.0x	19.0%	0.83x
Payment Processors														
Visa Inc.	75.24	62,948	59,094	6.3x	5.7x	11.0%	10.0x	8.9x	13.6%	0.73x	14.9x	12.9x	20.0%	0.75x
MasterCard Inc. (Cl A)	261.25	34,273	29,980	4.8x	4.3x	10.6%	8.9x	7.8x	13.4%	0.66x	15.7x	13.3x	20.0%	0.78x
Automatic Data Processing Inc.	52.01	26,147	24,740	2.5x	2.3x	6.0%	11.4x	10.5x	7.0%	1.62x	20.1x	18.5x	11.5%	1.75x
Solera Holdings Inc.	51.91	3,668	3,904	5.6x	5.2x	NA	13.0x	11.7x	NA	NA	20.8x	18.7x	NM	NM
Mean				4.8x	4.4x	9.2%	10.8x	9.7x	11.4%	1.01x	17.9x	15.9x	17.2%	1.09x
Median				5.2x	4.8x	10.6%	10.7x	9.7x	13.4%	0.73x	17.9x	15.9x	20.0%	0.78x
Mean				**4.0x**	**3.5x**	**12.7%**	**15.6x**	**12.7x**	**17.9%**	**0.93x**	**28.9x**	**22.9x**	**21.4%**	**1.33x**
Median				**4.3x**	**3.7x**	**11.1%**	**12.5x**	**11.1x**	**14.9%**	**0.85x**	**22.6x**	**19.7x**	**20.0%**	**1.48x**

Notes
1. Market Data as of 4/4/2011
2. MedAssets 2010A PF for Broadlane acquisition; Allscripts 2010A PF for Eclipsys acquisition

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CONFIDENTIAL & PRELIMINARY

Project Space

PRELIMINARY VALUATION ANALYSIS

(3) Select Precedent Strategic Transactions

Transaction Value > $1.0Bn

Comparable Transactions in Healthcare IT

Date	Target / Acquiror	Aggregate Value ($ MM)	Transaction Value / LTM Sales	Transaction Value / LTM EBITDA	Transaction Value / NTM EBITDA
4-Aug-10	Executive Health Resources / Ingenix (UNH)	1,850	NA	NA	NA
9-Jun-10	Eclipsys / Allscripts	1,177	2.3x	14.0x	12.1x
21-Sep-09	Perot / Dell	3,703	1.4x	13.6x	12.0x
18-Jun-09	HLTH Corp / WebMD Health Corp	1,334	3.5x	36.8x	12.7x
18-Mar-08	Allscripts / Misys	1,169	2.2x	11.0x	14.1x
5-Nov-06	Per-Se / McKesson	1,649	3.0x	15.5x	10.5x
29-Sep-05	IDX / General Electric	1,269	2.2x	17.4x	NA
Average			**2.4x**	**18.1x**	**12.3x**
Median			**2.2x**	**14.7x**	**12.1x**

Comparable Transactions in Processing / Information Services

Date	Target / Acquiror	Aggregate Value ($ MM)	Transaction Value / LTM Sales	Transaction Value / LTM EBITDA	Transaction Value / NTM EBITDA
7-Jun-10	Altegrity / Kroll	1,130	1.7x	8.2x	7.8x
1-Mar-10	Riskmetrics / MSCI	1,659	5.4x	16.8x	13.9x
26-Jun-09	First Advantage / First American	1,132	1.7x	10.0x	6.8x
1-Apr-09	Metavante Technologies / Fidelity National Information Services	4,467	2.6x	9.3x	8.7x
20-Feb-08	ChoicePoint, Inc. / Reed Elsevier Group plc	4,147	4.2x	14.4x	12.8x
2-Aug-07	CheckFree Corporation / Fiserv, Inc.	4,395	4.6x	14.9x	12.4x
26-Jun-07	eFunds Corporation / Fidelity National Information Services, Inc.	1,777	3.2x	13.3x	11.8x
15-May-07	Reuters Group plc / The Thomson Corporation	19,017	4.0x	22.0x	18.7x
14-Feb-07	TALX Corporation / Equifax Inc.	1,400	5.5x	16.1x	12.9x
20-Dec-06	John H. Harland Company / M&F Worldwide Corp.	1,687	1.6x	7.5x	7.5x
15-Sep-05	Certegy / Fidelity National Information Services	2,464	2.3x	10.0x	NA
13-Jul-04	National Processing / Bank of America	1,137	2.2x	9.9x	NA
18-May-04	Kroll, Inc. / Marsh & McLennan Companies, Inc.	1,715	3.1x	14.7x	11.4x
Average			**3.2x**	**12.9x**	**11.3x**
Median			**3.1x**	**13.3x**	**11.8x**

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CONFIDENTIAL & PRELIMINARY

Project Space

PRELIMINARY VALUATION ANALYSIS

(1)(2)

3	Premiums Paid for U.S. Public Targets

Deals of $1Bn or More

All Cash Consideration

21-Year Avg: 38.5%

S&P 500 (4)

All Stock Consideration

21-Year Avg: 32.0%

S&P 500 (4)

All Deals (3)

21-Year Avg: 36.2%

S&P 500 (4)

Source Thomson Reuters as of 5 January 2011

Notes

1. Includes announced bids for control of U.S. public targets with an aggregate value of $1Bn or more. Excludes terminated transactions, ESOPs, self-tenders, spin-offs, share repurchases, minority interest transactions, exchange offers, recapitalizations and restructurings. Includes transactions announced on or before 31 December 2010

2. Annual amounts based on mean of percentage premiums paid over unaffected stock price which is defined as stock price four weeks prior to the earliest of the deal announcement; announcement of a competing bid; and market rumors

3. Includes all announced bids irrespective of consideration offered (i.e., includes all cash, all stock and hybrid bids). Excludes outliers

4. S&P 500 indexed to closing price on the last trading day of 1990

Project Space

CONFIDENTIAL & PRELIMINARY

PRELIMINARY VALUATION ANALYSIS

4	Illustrative Financial Sponsor LBO Analysis

Based on Street Case

Earth Financials (1)

$MM

2011 2H 2012E 2013E 2014E 2015E

Revenue $565 $1,194 $1,262 $1,309 $1,351

EBITDA 152 330 357 376 393

Net Income $40 $95 $109 $119 $132

D&A ex. Acquisition Amortization 25 54 58 60 60

CapEx (23) (42) (44) (46) (47)

Change in Working Capital (2) (6) (6) (4) (3)

Financing Fee Amortization 4 9 9 9 9

LFCF $45 $111 $126 $138 $150

Cumulative LFCF $45 $155 $281 $419 $569

IRR Sensitivity (2,3,4,5,6)

%

Purchase Price Premium to Current Implied ‘11E PF Leverage

(7)

($ per share) ($16.37 as of 04/04/11) AV/ EBITDA 6.00x 6.25x 6.50x 6.75x 7.00x

$17.00 4% 9.4x 16.9% 17.6% 18.4% 19.2% 20.1%

$19.00 16% 10.2x 15.0% 15.5% 16.0% 16.6% 17.3%

$19.25 18% 10.3x 14.8% 15.3% 15.8% 16.4% 17.0%

$21.00 28% 11.0x 13.6% 14.0% 14.4% 14.8% 15.3%

$23.00 41% 11.8x 12.5% 12.8% 13.1% 13.5% 13.8%

$25.00 53% 12.7x 11.7% 11.9% 12.1% 12.4% 12.7%

Notes

1. Assumes 6.5x leverage and elimination of stock-based compensation

2. Estimated net debt of $829MM as of 6/30/2011

3. After equity provision for 7.5% management promote

4. Assumes 4.0x LTM bank debt (L+350 bps with 1.5% LIBOR floor and 99.5% OID) and 2.0 -3.0x LTM bond debt (8.00%); based on 6/30/2011 LTM EBITDA of $287MM

5. Based on dilution of options and warrants under the treasury stock method at each price assuming 115.75MM of basic Class A and Class B shares

6. Assumes exit multiple is equal to the entry multiple

7. Assumes net debt of $890MM as of 12/31/10

Project Space

CONFIDENTIAL & PRELIMINARY

PRELIMINARY VALUATION ANALYSIS

5 Earth Discounted Cash Flow Analysis

Street Case (1), 5-Year DCF, Exit Multiple

- Earth share price is $16.37 as of April 4, 2011
- Includes stock based compensation as a cash expense

Discount Rate Sensitivity Analysis

$ per share

WACC	Exit Multiple 8.0x	9.0x	10.0x
8%	$18.41	$20.77	$23.14
9%	$17.53	$19.80	$22.07
10%	$16.69	$18.87	$21.05
11%	$15.89	$17.99	$20.08
12%	$15.12	$17.14	$19.15
13%	$14.35	$16.34	$18.27
14%	$13.61	$15.57	$17.43

Discounted Cash Flow Analysis (2)

$MM, unless otherwise noted

Exit Multiple	8.0x			9.0x			10.0x		
Discount Rate	8.5%	9.0%	9.5%	8.5%	9.0%	9.5%	8.5%	9.0%	9.5%
Present Value of:									
Cash Flows	$650	$643	$637	$650	$643	$637	$650	$643	$637
Terminal Value (3)	2,277	2,230	2,185	2,561	2,509	2,458	2,846	2,788	2,731
Aggregate Value	**2,927**	**2,873**	**2,821**	**3,211**	**3,152**	**3,094**	**3,496**	**3,431**	**3,367**
Less: Net Debt (4)	829	829	829	829	829	829	829	829	829
Equity Value	**2,097**	**2,044**	**1,992**	**2,382**	**2,323**	**2,265**	**2,666**	**2,602**	**2,538**
Equity Value / Share (5)	**$17.96**	**$17.53**	**$17.11**	**$20.28**	**$19.80**	**$19.33**	**$22.60**	**$22.07**	**$21.55**
Terminal Value Analysis									
% Value in Cash Flows	22%	22%	23%	20%	20%	21%	19%	19%	19%
% Value in Terminal Value	78%	78%	77%	80%	80%	79%	81%	81%	81%
Implied Valuation Multiples									
AV / 2011E EBITDA	9.6x	9.4x	9.3x	10.5x	10.4x	10.2x	11.5x	11.3x	11.1x
AV / 2012E EBITDA	8.9x	8.7x	8.6x	9.7x	9.6x	9.4x	10.6x	10.4x	10.2x
Implied PGR	2.3%	2.8%	3.3%	3.0%	3.5%	3.9%	3.5%	4.0%	4.5%

Notes
1. Based on Street projections which consist of median I/B/E/S consensus and Wall Street Research
2. Valuation date as of 6/30/2011
3. Based on 2016E EBITDA of $411MM, terminal FCF assumes CapEx = D&A in terminal year
4. Based on estimated net debt of $829MM as of 6/30/2011 and assumes minority interest accounted for by including Class B shares in basic shares calculation
5. All per share values based on dilution of options and warrants under the treasury stock method at each price assuming 115.75MM of basic Class A and Class B shares

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CONFIDENTIAL & PRELIMINARY

Project Space

PRELIMINARY VALUATION ANALYSIS

6 Hypothetical Future Value Analysis

Based on Street Case

Future Implied Stock Price - Based on NTM EBITDA Multiple

As of 4/4/2011


$31
$27
$23
$19
$15
Current
3/31/2012E
3/31/2013E
3/31/2014E
$16.37
$16.82
$19.56
$22.30
$19.69
$22.64
$25.58
$22.27
$25.37
$28.46

Future Implied Value to Shareholders - Based on NTM EBITDA Multiple

As of 4/4/2011


$31
$27
$23
$19
$15
Current
3/31/2012E
3/31/2013E
3/31/2014E
$16.37
$16.59
$19.50
$22.22
$19.84
$22.77
$25.68
$22.67
$25.72
$28.79

1.0x Discount to Current Fwd EBITDA Multiple — Current Fwd EBITDA Multiple — 1.0x Premium to Current Fwd EBITDA Multiple

Present Value of Future Stock Price: Base Case (1,2,3)

As of 4/4/2011

		3/31/2011E	3/31/2012E	3/31/2013E	3/31/2014E
NTM EBITDA ($MM) (4)		311	337	362	380
% Growth			8%	7%	5%
FV of Hypothetical Stock Price					
Fwd AV / EBITDA Multiple - 1.0x Lower	8.0x		$16.82	$19.69	$22.27
Fwd AV / EBITDA Multiple - Current	9.0x		$19.56	$22.64	$25.37
Fwd AV / EBITDA Multiple - 1.0x Higher	10.0x		$22.30	$25.58	$28.46
PV of Hypothetical Future Stock Price (5)					
Fwd AV / EBITDA Multiple - 1.0x Lower	8.0x		$15.26	$16.21	$16.63
Fwd AV / EBITDA Multiple - Current	9.0x		$17.75	$18.63	$18.95
Fwd AV / EBITDA Multiple - 1.0x Higher	10.0x		$20.23	$21.06	$21.26

Present Value of Future Value to Shareholders: Dividend Recap (1,2,3,6)

As of 4/4/2011

		3/31/2011E	3/31/2012E	3/31/2013E	3/31/2014E
NTM EBITDA ($MM) (4)		311	337	362	380
% Growth			8%	7%	5%
FV of Hypothetical Stock Price + Cash Dividend					
Fwd AV / EBITDA Multiple - 1.0x Lower	8.0x		$16.59	$19.84	$22.67
Fwd AV / EBITDA Multiple - Current	9.0x		$19.50	$22.77	$25.72
Fwd AV / EBITDA Multiple - 1.0x Higher	10.0x		$22.22	$25.68	$28.79
PV of Hypothetical Future Stock Price + Cash Dividend (5)					
Fwd AV / EBITDA Multiple - 1.0x Lower	8.0x		$15.05	$16.33	$16.93
Fwd AV / EBITDA Multiple - Current	9.0x		$17.69	$18.74	$19.21
Fwd AV / EBITDA Multiple - 1.0x Higher	10.0x		$20.16	$21.14	$21.50

Notes

1. Excludes ITR-related gross payments of $138.5MM for existing tax attributes and $128.0MM for future tax attributes as of 12/31/2010
2. Discounted to 3/31/2011 assuming a cost of equity of 10.2%
3. Based on dilution of options and warrants under the treasury stock method at each price assuming 115.75MM of basic Class A and Class B shares
4. 3/31/2011 NTM EBITDA calculated as 75% of 2011E EBITDA and 25% of 2012E EBITDA; same methodology applied to calculate 3/31/2012, 3/31/2013 and 3/31/2014 NTM EBITDA
5. Assumes debt of $959MM and cash of $99MM as of 3/31/2011, $100MM annual debt paydown and cash grown at levered FCF assuming 1% pre-tax interest income
6. Assumes re-financing of existing debt and new debt of $1.6Bn is raised 3/31/2011 (based on 5.0x LTM EBITDA of $277MM) at 8% cost of debt. Proceeds post 1.5% fees are distributed as a cash dividend to all shareholders and grown at a cost of equity of 10.2%

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19

Project Space

CONFIDENTIAL & PRELIMINARY

Section 3

Potential Partners

Project Space

• Several potential alternate partners would have good strategic fit with Earth

– Threshold question is around likelihood / ability to move quickly

CONFIDENTIAL & PRELIMINARY

POTENTIAL PARTNERS

Alternate Strategic Partners

Alternate Strategic Partners Key Rationale Likelihood of Estimated Near-Term Assessment Engaging Quickly Pre-Tax Synergies (1)

Scale Ingenix + Optum

(Diversification) Data and payments focus

Diversification

Strengthen HIE / clinical decision support

Refocusing on data and analytics

Leverage technology in provider RCM business

Get proprietary data and deepen vertical expertise Scale healthcare BPO

Scale payer data and analytics

Expand payer data and analytics

Scale payer business intelligence and BPO

Note

1. Relative to Mars which would get a full circle

Project Space

Mars Summary Statistics (8,10)

$MM

Market Cap. $20,165

Cash $1,431

Debt $3,300

Aggregate Value $22,034

Standalone Leverage 1.1x

AV / EBITDA

2011 7.4x

2012 7.1x

P / E

2011 14.7x

2012 13.6x

CONFIDENTIAL & PRELIMINARY

POTENTIAL PARTNERS

Pro Forma Impact to Mars

Assumes 1/1/2011 Transaction Date; Street Case

“[A] debt-financed acquisition . . . that increased debt leverage to a level beyond 2x for an extended period of time could prompt a ratings downgrade. “

EPS Accretion / Dilution (1,2,3,4)

$MM, except per share values

GAAP Cash

(5)	(5) (6) (7) (8)

Premium to Agg. Acc. / (Dil.) Breakeven Synergies Acc. / (Dil.) ROIC PF Debt / S&P-Adj. Debt /

(3)

Price ($) Current ($16.37) Value CY2011E CY2012E CY2011E CY2012E CY2011E CY2012E CY2011E CY2012E ‘11E EBITDA ‘11E EBITDAR

No Synergies

$19.25 18% $3,145 (1.2%) (0.3%) $25 $7 5.9% 6.3% 4.5% 4.8% 1.9x 2.2x

$20.00 22% $3,237 (1.6%) (0.6%) $32 $14 5.8% 6.1% 4.3% 4.7% 2.0x 2.2x

$21.00 28% $3,360 (2.0%) (1.1%) $41 $23 5.5% 5.9% 4.2% 4.5% 2.0x 2.2x

$22.00 34% $3,483 (2.5%) (1.5%) $50 $32 5.3% 5.6% 4.0% 4.4% 2.0x 2.3x

$23.00 41% $3,605 (2.9%) (1.9%) $59 $41 5.0% 5.4% 3.9% 4.2% 2.1x 2.3x

(9)

$75MM in Run Rate Synergies

$19.25 18% $3,145 0.6% 3.1% ($12) ($68) 7.8% 9.7% 5.1% 6.1% 1.9x 2.2x

$20.00 22% $3,237 0.3% 2.8% ($6) ($61) 7.6% 9.5% 4.9% 6.0% 2.0x 2.2x

$21.00 28% $3,360 (0.2%) 2.4% $4 ($52) 7.3% 9.3% 4.7% 5.8% 2.0x 2.2x

$22.00 34% $3,483 (0.6%) 1.9% $13 ($43) 7.1% 9.1% 4.6% 5.6% 2.0x 2.3x

$23.00 41% $3,605 (1.1%) 1.5% $22 ($34) 6.9% 8.8% 4.4% 5.4% 2.1x 2.3x

(9)

$125MM in Run Rate Synergies

$19.25 18% $3,145 1.8% 5.4% ($37) ($118) 9.0% 12.0% 5.4% 7.0% 1.9x 2.2x

$20.00 22% $3,237 1.5% 5.1% ($31) ($111) 8.8% 11.8% 5.3% 6.8% 2.0x 2.2x

$21.00 28% $3,360 1.1% 4.7% ($21) ($102) 8.6% 11.6% 5.1% 6.5% 2.0x 2.2x

$22.00 34% $3,483 0.6% 4.2% ($12) ($93) 8.3% 11.3% 4.9% 6.3% 2.0x 2.3x

$23.00 41% $3,605 0.2% 3.8% ($3) ($84) 8.1% 11.1% 4.8% 6.1% 2.1x 2.3x

Notes

1. As of April 4, 2011

2. PF analysis assumes all existing Earth debt is retired and new debt is raised at 4.125% to fund the entire cost of the acquisition

3. Earth equity value based on dilution of options and warrants under the treasury stock method at each price assuming 115.75MM of basic Class A and Class B shares

4. Earth net debt assumes minority interest accounted for by including Class B shares in basic shares calculation

5. Assumes 50% of excess purchase price is allocated to definite life intangibles and amortized over 15 years

6. Cash EPS excludes transaction amortization, stock-based compensation, and non-cash interest expense

7. ROIC = [(EBITA + Phased in Synergies)*(1 -Tax Rate)] / (Transaction Aggregate Value + Cost to Achieve Synergies)

8. Mars cash and debt figures assume debt assumed relating to its US Oncology acquisition is retired with cash

9. Per management guidance. Assumes 50% run rate in 2011 and 100% run rate in 2012 10.Multiples based on median I/B/E/S consensus

CONFIDENTIAL & PRELIMINARY

Project Space

POTENTIAL PARTNERS

Mars Acquisitions

Acquisitions >$100MM Since January 2005

Selected Targets

Company	Date	Deal Size	AV/LTM Revenue	AV/LTM EBITDA	Announced Synergies
US Oncology	Nov-01-2010	$2,160MM	0.6x	~9x	$67-89MM
McQ McQueary Bros. Wholesale Drug Company	Apr-08-2008	$190MM	0.3x	~17x	NA
OTN Oncology Therapeutics Network	Oct-04-2007	$575MM	0.2x	NA	NA
Per-Sé Technologies	Nov-05-2006	$1,649MM	3.0x	15.5x	$50-75MM
D & K Healthcare Resources, Inc.	Jul-08-2005	$489MM	0.15x	15.8x	$10MM

Source: Company websites and filings

Morgan Stanley

23

CONFIDENTIAL & PRELIMINARY

Project Space

POTENTIAL PARTNERS

Possible Financial Buyers

- There are a number of financial sponsors that would be interested in potentially purchasing Earth
- However, size of the equity investment would limit the number of firms able to participate on standalone basis
  - Club deal possibility could open the door for additional bidders
- A significant number of large private equity funds would take a look at the business given its size and financial profile

Name	Fund Size ($Bn)	Select Investments
Apax Partners	15.4	• Marken • Trizetto
BainCapital	11.5	• Accellent • HCA • Quintiles • Warner Chilcott
BC Partners	8.0	• Amadeus IT Holdings • Medica France • Multiplan • Centro Medico Teknon* • General Healthcare Group*
Blackstone	21.7	• TeamHealth • Southern Cross Healthcare • Vanguard Health Systems
Carlyle	13.7	• Carfx • InteliStaf* • Skila • MultiPlan*
KKR	17.6	• Accellent • Capsugel • First Data • Jazz Pharma • MedCath • HCA

Name	Fund Size ($Bn)	Select Investments
Providence Equity	12.1	• Decision Resources • ikaSystems • VRAD
SilverLake	9.3	• MultiPlan
THL	10.1	• inVentiv Health • Warner Chilcott
TPG	18.8	• Avaya • IMS Health
Warburg Pincus	15.0	• Bausch & Lomb • Eclipsys Corporation* • InterMune • Metavante

Note
* Indicates prior investment

Morgan Stanley

24

Project Space

CONFIDENTIAL & PRELIMINARY

Appendix A

Supplemental Materials

CONFIDENTIAL & PRELIMINARY

Project Space

SUPPLEMENTAL MATERIALS

Valuation Matrix

Street Case

Earth Valuation Matrix (1)

Share Price ($)	Premium 1-Day (%)	Premium 30-Day (%)	Equity Value (2) ($MM)	Aggregate Value (3) ($MM)	Aggregate Value / EBITDA CY '11E ($MM)	Aggregate Value / EBITDA CY '12E ($MM)	Price / EPS CY '11E ($)	Price / EPS CY '12E ($)
Statistic	*$16.37*	*$15.64*			*$304*	*$330*	*$1.03*	*$1.16*
$16.37	0%	5%	1,902	2,791	9.2x	8.5x	15.9x	14.1x
$17.00	4%	9%	1,979	2,869	9.4x	8.7x	16.5x	14.7x
$18.00	10%	15%	2,102	2,991	9.8x	9.1x	17.5x	15.5x
$19.00	16%	22%	2,225	3,114	10.2x	9.4x	18.4x	16.4x
$20.00	22%	28%	2,347	3,237	10.6x	9.8x	19.4x	17.2x
$21.00	28%	34%	2,470	3,360	11.0x	10.2x	20.4x	18.1x
$22.00	34%	41%	2,593	3,483	11.4x	10.6x	21.4x	19.0x
$23.00	41%	47%	2,716	3,605	11.8x	10.9x	22.3x	19.8x
$24.00	47%	53%	2,838	3,728	12.2x	11.3x	23.3x	20.7x
$25.00	53%	60%	2,961	3,851	12.7x	11.7x	24.3x	21.6x
$26.00	59%	66%	3,084	3,974	13.1x	12.0x	25.2x	22.4x
$27.00	65%	73%	3,207	4,096	13.5x	12.4x	26.2x	23.3x
$19.25	18%	23%	2,255	3,145	10.3x	9.5x	18.7x	16.6x

Notes
1. Based on median I/B/E/S consensus as of April 4, 2011
2. Based on dilution of options and warrants under the treasury stock method at each price assuming 115.75MM of basic Class A and Class B shares
3. Based on net debt of $890MM; assumes minority interest accounted for by including Class B shares in basic shares calculation

Morgan Stanley

26

CONFIDENTIAL & PRELIMINARY

Project Space

SUPPLEMENTAL MATERIALS

Historical Trading Multiples

Unlevered NTM P/E[1] 30-Day Rolling Average: Last Five Years [2]

HCIT Peers Historical Averages

	Current	1 Year	2 Years	5 Years
Earth	11.4x	10.4x	11.3x	11.3x
CERN	23.4x	21.4x	20.1x	18.6x
MDRX	21.2x	22.8x	25.1x	28.7x
QSII	25.4x	23.1x	23.4x	22.7x
MDAS	7.3x	15.3x	16.6x	17.5x

PBM Peers Historical Averages

	Current	1 Year	2 Years	5 Years
Earth	11.4x	10.4x	11.3x	11.3x
ESRX	15.5x	16.0x	15.7x	17.2x
MHS	13.6x	14.1x	14.8x	16.3x

Payment Processors Hist. Avg.

	Current	1 Year	2 Years	5 Years
Earth	11.4x	10.4x	11.3x	11.3x
V	13.7x	16.5x	19.4x	20.8x
MA	14.3x	14.5x	15.4x	20.3x
ADP	18.7x	16.7x	15.7x	16.9x
SLH	16.1x	15.1x	13.7x	13.4x

HCIT Peers


(x)
70
60
50
40
30
20
10
0
4/4/06
9/29/06
3/28/07
9/24/07
3/20/08
9/16/08
3/13/09
9/9/09
3/8/10
9/2/10
4/4/11
23.4x
25.4x
21.2x
11.4x
7.3x
Earth
Cerner
Allscripts
Quality Systems
MedAssets

PBM Peers


(x)
30
25
20
15
10
5
4/4/06
9/29/06
3/28/07
9/24/07
3/20/08
9/16/08
3/13/09
9/9/09
3/8/10
9/2/10
4/4/11
15.5x
13.6x
11.4x
Earth
Express Scripts
Medco

Payment Processors Peers


(x)
40
30
20
10
0
4/4/06
9/29/06
3/28/07
9/24/07
3/20/08
9/16/08
3/13/09
9/9/09
3/8/10
9/2/10
4/4/11
18.7x
16.1x
14.3x
13.7x
11.4x
Earth
Visa
Mastercard
ADP
Solera Holdings

Notes

1. Defined as Price / (NTM EBIAAT / fully diluted shares outstanding); EBIAAT defined as earnings before interest and amortization and after tax
2. Market data as of April 4, 2011

Morgan Stanley

27

CONFIDENTIAL & PRELIMINARY

Project Space

SUPPLEMENTAL MATERIALS

Historical Trading Multiples

NTM P/E[1] Rolling 30-Day Rolling Average: Last Five Years [2]

HCIT Peers Historical Averages

	Current	1 Year	2 Years	5 Years
Earth	14.9x	13.6x	14.8x	14.8x
CERN	28.1x	26.1x	25.5x	24.8x
MDRX	22.6x	23.0x	24.3x	24.6x
QSII	29.8x	26.5x	26.6x	25.0x
MDAS	14.1x	19.7x	21.9x	23.1x

PBM Peers Historical Averages

	Current	1 Year	2 Years	5 Years
Earth	14.9x	13.6x	14.8x	14.8x
ESRX	16.2x	17.2x	17.2x	19.1x
MHS	13.7x	15.1x	16.1x	18.0x

Payment Processors Hist. Avg.

	Current	1 Year	2 Years	5 Years
Earth	14.9x	13.6x	14.8x	14.8x
V	14.0x	16.5x	18.8x	20.9x
MA	14.3x	14.8x	15.7x	20.3x
ADP	19.0x	17.4x	16.7x	17.7x
SLH	19.8x	18.6x	16.9x	17.9x

HCIT Peers


(x)
45
35
25
15
5
4/4/06
9/29/06
3/28/07
9/24/07
3/20/08
9/16/08
3/13/09
9/9/09
3/8/10
9/2/10
4/4/11
29.8x
28.1x
22.6x
14.9x
14.1x
Earth
Cerner
Allscripts
Quality Systems
MedAssets

PBM Peers


(x)
30
25
20
15
10
5
4/4/06
9/29/06
3/28/07
9/24/07
3/20/08
9/16/08
3/13/09
9/9/09
3/8/10
9/2/10
4/4/11
16.2x
14.9x
13.7x
Earth
Express Scripts
Medco

Payment Processors Peers


(x)
40
30
20
10
0
4/4/06
9/29/06
3/28/07
9/24/07
3/20/08
9/16/08
3/13/09
9/9/09
3/8/10
9/2/10
4/4/11
19.8x
19.0x
14.9x
14.3x
14.0x
Earth
Visa
Mastercard
ADP
Solera Holdings

Notes
1. Per FactSet and I/B/E/S Consensus
2. Market data as of April 4, 2011

Morgan Stanley

28

CONFIDENTIAL & PRELIMINARY

Project Space

SUPPLEMENTAL MATERIALS

Select Precedent Sponsor Transactions

Transaction Value > $1.0Bn

Comparable Sponsor Transactions in Healthcare IT

Date	Target / Acquiror	Equity Value ($ MM)	Aggregate Value ($ MM)	Transaction Value / LTM Sales	Transaction Value / LTM EBITDA
6-May-10	Inventiv / TH Lee	916	1,156	1.1x	8.5x
5-Nov-09	IMS Health / TPG	4,255	5,298	2.4x	10.8x
11-Apr-08	Trizetto / Apax	1,231	1,148	1.4x	14.2x
26-Sep-06	Emdeon (52% stake) / General Atlantic	-	2,308	3.3x	13.7x
Average				**2.1x**	**11.8x**
Median				**1.9x**	**12.3x**

Comparable Sponsor Transactions in Processing / Information Services

Date	Target / Acquiror	Aggregate Value ($ MM)	Transaction Value / LTM Sales	Transaction Value / LTM EBITDA
6-Aug-10	RBS Worldpay / Bain & Advent	3,040	3.3x	8.4x
4-May-10	IDC / Silver Lake & Warburg Pincus	3,043	4.0x	11.3x
30-Mar-09	Fifth Third Bank Processing Solution (51% Stake) / Advent International	2,350	3.3x	8.2x
30-May-07	Ceridian / Thomas H. Lee Partners & Fidelity National Financial	5,016	3.2x	14.3x
17-Apr-07	Catalina Marketing Corporation / Hellman & Freidman	1,673	3.6x	10.9x
2-Apr-07	First Data Corporation / KKR	27,703	3.8x	15.1x
16-Oct-06	Open Solutions / Carlyle & Providence Equity	1,343	3.0x	10.2x
8-Mar-06	VNU / Consortium	10,651	2.4x	13.4x
28-Mar-05	SunGard / Consortium	10,844	3.0x	10.4x
Average			**3.3x**	**11.4x**
Median			**3.3x**	**10.9x**

Morgan Stanley

29

Project Space

CONFIDENTIAL & PRELIMINARY

SUPPLEMENTAL MATERIALS

Synergy Sharing Analysis

Synergy Sharing Analysis

$MM, except per share amounts

(1)

Current Purchase Price Per Share

Price Per Earth Share $16.37 $19.25 $20.00 $21.00 $22.00 $23.00 $24.00 $25.00

% Premium to:

Current 0% 18% 22% 28% 34% 41% 47% 53%

30-Day Average ($15.64) 5% 23% 28% 34% 41% 47% 53% 60%

60-Day Average ($15.36) 7% 25% 30% 37% 43% 50% 56% 63%

52-Week High ($16.90) (3%) 14% 18% 24% 30% 36% 42% 48%

Premium Paid to Current

Premium Paid ($ / share) $0.00 $2.88 $3.63 $4.63 $5.63 $6.63 $7.63 $8.63

(2)	$0 $337 $426 $545 $664 $783 $902 $1,022

Total Premium Paid ($MM)

(3)

% of Present Value of Synergies Assuming :

$75MM Run Rate 0% 78% 98% 126% 153% 181% 208% 236%

$100MM Run Rate 0% 58% 74% 94% 115% 136% 156% 177%

$125MM Run Rate 0% 47% 59% 75% 92% 109% 125% 142%

Note

1. As of April 4, 2011

2. Based on dilution of options and warrants under the treasury stock method at each price assuming 115.75MM of basic Class A and Class B shares

3. Run rate synergies per management guidance. Synergies discounted at 9% WACC and assumes 50% of run rate synergies in Year 1, 100% of run rate synergies in Year 2 and thereafter, and cost to achieve synergies equal to 100% of run rate synergies

Project Space

CONFIDENTIAL & PRELIMINARY

SUPPLEMENTAL MATERIALS

Earth Summary Financials (1)

Summary P&L; Street Case

Summary P&L
MM, except per share amounts

	Based on I/B/E/S Consensus			Based on Specific Research	
	2011E	2012E	2013E	2014E	2015E
Revenue	**$1,130**	**$1,194**	**$1,262**	**$1,309**	**$1,351**
Revenue Growth	*13%*	*6%*	*6%*	*4%*	*3%*
Adj. EBITDA	**$304**	**$330**	**$357**	**$376**	**$393**
Adj. EBITDA Growth	*14%*	*8%*	*8%*	*5%*	*5%*
Adj. EBITDA Margin	*27%*	*28%*	*28%*	*29%*	*29%*
EBIT (2)	133	153	175	191	207
Less Net Interest Expense (3)	(66)	(58)	(51)	(42)	(34)
Plus Stock-Based Compensation (4)	22	24	25	26	27
Plus Non-Cash Interest Expense (4)	23	21	18	12	0
Plus Non-Cash Acquisition Amortization (5)	99	99	99	99	99
Adj. EBT	$211	$238	$266	$286	$299
Less Taxes	(83)	(94)	(105)	(113)	(118)
Normalized Tax Rate	39.5%	39.5%	39.5%	39.5%	39.5%
Adj. Net Income	**$128**	**$144**	**$161**	**$173**	**$181**
Net Income Growth	*14%*	*13%*	*12%*	*8%*	*5%*
Non-GAAP FDSO (6)	124.0	124.0	124.0	124.0	124.0
Adj. EPS	**$1.03**	**$1.16**	**$1.30**	**$1.40**	**$1.46**
EPS Growth	*12%*	*13%*	*12%*	*8%*	*5%*

Notes
1. 2011E – 2013E based on I/B/E/S median consensus (2013E based on growth rates) and 2014E – 2015E based on Wall Street research
2. EBITDA less D&A and SBC
3. Assumes $949MM of financial debt (excludes data sublicense obligation of $40.3MM) and $99MM of cash as of 12/31/10, 7.5% total GAAP interest expense rate, $100MM annual debt paydown and cash grown at levered FCF assuming 1% pre-tax interest income
4. Based on Wall Street research
5. Per management guidance
6. Per management guidance in FY2010 press release; includes options on a gross basis

Morgan Stanley

31

Project Space

CONFIDENTIAL & PRELIMINARY

SUPPLEMENTAL MATERIALS

Earth Summary Financials (cont’d) (1)

Cash Flow Statement and Balance Sheet Items; Street Case

Cash Flow Statement $MM

Based on I/B/E/S Consensus Based on Specific Research

2011E 2012E 2013E 2014E 2015E

Adj. Net Income $128 $144 $161 $173 $181

(2)	50 54 58 60 60

D&A ex. Acquisition Amortization

(2)	(45) (42) (44) (46) (47)

CapEx

(2)	(5) (6) (6) (4) (3)

Change in Working Capital

(3)	(8) (8) (8) (8) (8)

Data Sublicense

LFCF $121 $143 $162 $175 $183

Cumulative LFCF $121 $264 $426 $601 $784

Balance Sheet Items $MM

Based on I/B/E/S Consensus Based on Specific Research

2011E 2012E 2013E 2014E 2015E

(4)	$849 $749 $649 $549 $449

Total Financial Debt

(5)	($67) ($60) ($53) ($45) ($37)

Total Interest Expense

Beginning Cash $99 $120 $163 $225 $301

(6)	21 43 62 75 83

Change in Cash

Ending Cash $120 $163 $225 $301 $383

(6)	1 1 2 3 3

Interest Income

Net Interest Expense ($66) ($58) ($51) ($42) ($34)

Notes

1. 2011E – 2013E based on I/B/E/S median consensus and 2014E – 2015E based on Wall Street research

2. Based on Wall Street research 3. $7.5MM annually per H&F guidance

4. Assumes $100MM annual debt paydown (excludes data sublicense obligation of $40.3MM)

5. Assumes 7.5% total GAAP interest expense rate

6. Assumes 1% pre-tax interest income

Project Space

CONFIDENTIAL & PRELIMINARY

SUPPLEMENTAL MATERIALS

Weighted Average Cost of Capital Calculations

Earth WACC—10 Yr Avg 10 Year US Treasury

$MM, except per share amounts

Share Price $16.37

FDSO (MM) 116.2

Market Value of Equity $1,902

(1)	$989

Total Debt

Total Capital $2,891

Equity / Capital 65.8%

Debt / Capital 34.2%

Cost of Debt:

(2)	4.8%

Cost of Debt

(3)	39.5%

Tax Rate

After-tax Cost of Debt 2.90%

Cost of Equity:

Risk Free Rate, 10 Year Average 4.1%

Barra Predicted Beta 1.22

Market Risk Premium 4.0%—6.0%

(4)	9.0%—11.4%

Cost of Equity:

WACC 6.9%—8.5%

Risk Free Rate

U.S. Treasury Overview

10-Yr

Current (4/04/11) 3.4%

MSER Proj. Yr. End 4.0%

10-Year Average 4.1%

Notes

1. Includes unamortized OID

2. Weighted average cost of debt based on current bank debt and interest rates

3. Assumed per management guidance

4. Based on Capital Asset Pricing Model